SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  February 28, 2008

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	Commission File Number)	I.R.S. Employer Identification No.)

11575 Main Street

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Dr. Charles H. Scoggin resigned from the Board of Directors of Corgenix Medical Corporation, effective February 26, 2008.  Dr. Scoggin, who became a director in March 2006, indicated to Douglass Simpson, the Company’s President and CEO, that he was resigning due to the demands of his other business ventures.

The vacancy left by Dr. Scoggin’s departure has been filled with the appointment of Mr. Stephen P. Gouze. From 1998 through 2007, Mr. Gouze was President of DiaSorin, Inc., the U.S. subsidiary of a $250 million international Diagostic Company, DiaSorin, S.p.A., a company focusing on hepatitis, endocrinology and instrumentation.  In that capacity, he had complete profit and loss responsibility for the subsidiary. From 1997 to 1998, Mr. Gouze was Vice President, Sales and Marketing of IncSTAR Corporation, the predecessor company of DiaSorin. From 1994 to 1997, Mr. Gouze was Vice President, Sales and Marketing for PathCor, Inc. (Medical Arts Laboratory), an Oklahoma City clinical testing laboratory. From 1989 to 1994, Mr. Gouze was the Director of Marketing of Sanofi Diagnostics Pastueur, a major international diagnostic company focusing on blood viruses, autoimmunity and allergies, and from 1987 to 1989, he was the Marketing Manager of Kellestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), a predecessor division of Sanofi Diagostics Pastueur. Mr. Gouze received a Bachelor of Science Degree in Medical Technology from the University of Wisconsin.

ITEM 9.01             Financial Statements and Exhibits

a)                                      Not applicable.

b)                                     Not applicable.

c)                                      Not applicable.

d)                                     Exhibits:

                                                                                                17.1         Letter from Dr. Charles Scoggin to Douglass Simpson dated February 28, 2008.

Safe Harbor Statement

Statements in this report that are not strictly historical facts are “forward looking” statements (identified by the words “believe”, “estimate”, “project”, “expect” or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, bus are not limited to, continued acceptance of the Company’s products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission.  The statements in this report are made as of today, based upon information currently known to management, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORGENIX MEDICAL CORPORATION

Date: February 28, 2008	By:	/s/ Douglass T. Simpson
Douglass T. Simpson, President